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                                                                    EXHIBIT 10.1

                                 TOM BROWN, INC.

                             2003 STOCK OPTION PLAN

                                   I. PURPOSE

         The purpose of the TOM BROWN, INC. 2003 STOCK OPTION PLAN (the "Plan") is to provide a means through which TOM BROWN, INC., a Delaware corporation (the "Company"), and its Affiliates may attract able persons to serve as Directors or Consultants or to enter the employ of the Company and its Affiliates and to provide a means whereby those individuals upon whom the responsibilities of the successful administration and management of the Company and its Affiliates rest, and whose present and potential contributions to the Company and its Affiliates are of importance, can acquire and maintain stock ownership, thereby strengthening their concern for the welfare of the Company and its Affiliates. A further purpose of the Plan is to provide such individuals with additional incentive and reward opportunities designed to enhance the profitable growth of the Company and its Affiliates. Accordingly, the Plan provides for granting Incentive Stock Options, options that do not constitute Incentive Stock Options, or any combination of the foregoing, as is best suited to the circumstances of the particular Employee, Consultant or Director as provided herein.

                                 II. DEFINITIONS

         The following definitions shall be applicable throughout the Plan unless specifically modified by any paragraph:

         (a) "AFFILIATE" means any corporation, partnership, limited liability company or partnership, association, trust or other organization which, directly or indirectly, controls, is controlled by, or is under common control with, the Company. For purposes of the preceding sentence, "control" (including, with correlative meanings, the terms "controlled by" and "under common control with"), as used with respect to any entity or organization, shall mean the possession, directly or indirectly, of the power (i) to vote more than 50% of the securities having ordinary voting power for the election of directors of the controlled entity or organization, or (ii) to direct or cause the direction of the management and policies of the controlled entity or organization, whether through the ownership of voting securities or by contract or otherwise.

         (b) "BOARD" means the Board of Directors of the Company.

         (c) "CODE" means the Internal Revenue Code of 1986, as amended. Reference in the Plan to any section of the Code shall be deemed to include any amendments or successor provisions to such section and any regulations under such section.

         (d) "COMMITTEE" means a committee of the Board that is selected by the Board as provided in Paragraph IV(a).

         (e) "COMMON STOCK" means the common stock, par value $0.10 per share, of the Company, or any security into which such common stock may be changed by reason of any transaction or event of the type described in Paragraph VIII.

         (f) "COMPANY" MEANS Tom Brown, Inc., a Delaware corporation.

         (g) "CONSULTANT" means any person who is not an Employee or a Director and who is providing advisory or CONSULTING services to the Company or any Affiliate.

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         (h) "DIRECTOR" means an individual elected to the Board by the stockholders of the Company or by the Board under applicable corporate law who is serving on the Board on the date the Plan is adopted by the Board or is elected to the Board after such date.

         (i) An "EMPLOYEE" means any person (including a Director) in an employment relationship with the Company or any Affiliate.

         (j) "IMMEDIATE FAMILY" means, with respect to a Participant, the Participant's spouse, children, or grandchildren (including adopted and stepchildren and grandchildren).

         (k) "INCENTIVE STOCK OPTION" means an incentive stock option within the meaning of Section 422 of the Code.

         (l) "MARKET VALUE" means, as of any specified date, the mean of the high and low sales prices of the Common Stock reported on the stock exchange composite tape on that date, or, if no prices are reported on that date, on the last preceding date on which such prices of the Common Stock are so reported. In the event Common Stock is not publicly traded at the time a determination of its value is required to be made hereunder, the determination of its fair market value shall be made by the Committee in such manner as it deems appropriate.

         (m) "1934 ACT" means the Securities Exchange Act of 1934, as amended.

         (n) "OPTION" means an award granted under Paragraph VII of the Plan and includes both Incentive Stock OPTIONS to purchase Common Stock and Options that do not constitute Incentive Stock Options to purchase Common Stock.

         (o) "OPTION AGREEMENT" means a written agreement between the Company and a Participant with respect to an Option.

         (p) "PARTICIPANT" means an Employee, Consultant, or Director who has been granted an Option.

         (q) "PLAN" means the Tom Brown, Inc. 2003 Stock Option Plan, as amended from time to time.

         (r) "RULE 16B-3" means SEC Rule 16b-3 promulgated under the 1934 Act, as such may be amended from time to time, and any successor rule, regulation or statute fulfilling the same or a similar function.

         (s) "STOCK APPRECIATION RIGHT" shall have the meaning assigned to such term in Paragraph VII(d) of the Plan.

                  III. EFFECTIVE DATE AND DURATION OF THE PLAN

         The Plan shall become effective upon the date of its adoption by the Board, provided the Plan is approved by the stockholders of the Company within 12 months thereafter. Notwithstanding any provision in the Plan or in any Option Agreement, no Option shall be exercisable prior to such stockholder approval. No further Options may be granted under the Plan after 10 years from the date the Plan is adopted by the Board. The Plan shall remain in effect until all Options granted under the Plan have been satisfied or expired.

                               IV. ADMINISTRATION

         (a) COMPOSITION OF COMMITTEE. The Plan shall be administered by a committee of, and appointed by, the Board that shall be comprised solely of two or more outside Directors (within the meaning of the term "outside directors" as used in Section 162(m) of the Code and applicable interpretive authority thereunder and within the meaning of the term "Non-Employee Director" as defined in Rule 16b-3).

         (b) POWERS. Subject to the express provisions of the Plan, the Committee shall have authority, in its discretion, to determine which Employees, Consultants, or Directors shall receive an Option, the time or times when

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such Option shall be granted, whether an Incentive Stock Option or nonqualified
Option shall be granted, and the number of shares to be subject to each Option. In making such determinations, the Committee shall take into account the nature of the services rendered by the respective Employees, Consultants, or Directors, their present and potential contribution to the Company's success and such other factors as the Committee in its discretion shall deem relevant. All decisions and determinations of the Committee shall be made by a majority of its members.

         (c) ADDITIONAL POWERS. The Committee shall have such additional powers as are delegated to it by the other provisions of the Plan. Subject to the express provisions of the Plan, this shall include the power to construe the Plan and the respective Option Agreements executed hereunder, to prescribe rules and regulations relating to the Plan, and to determine the terms, restrictions and provisions of each Option Agreement, including such terms, restrictions and provisions as shall be requisite in the judgment of the Committee to cause designated Options to qualify as Incentive Stock Options, and to make all other determinations necessary or advisable for administering the Plan. The Committee may correct any defect or supply any omission or reconcile any inconsistency in the Plan or in any Option Agreement in the manner and to the extent it shall deem expedient to carry it into effect. The determinations of the Committee on the matters referred to in this Paragraph IV shall be conclusive.

         V. SHARES SUBJECT TO THE PLAN; OPTION LIMITS; GRANT OF OPTIONS

         (a) SHARES SUBJECT TO THE PLAN AND OPTION LIMITS. Subject to adjustment in the same manner as provided in Paragraph VIII with respect to shares of Common Stock subject to Options then outstanding, the aggregate number of shares of Common Stock that may be issued under the Plan shall not exceed 1,800,000 shares. Shares shall be deemed to have been issued under the Plan only (i) to the extent actually issued and delivered pursuant to exercise of an Option or
(ii) to the extent an Option is settled in cash. To the extent that an Option lapses or the rights of its holder terminate, any shares of Common Stock subject to such Option shall again be available for the grant of an Option under the Plan. Notwithstanding any provision in the Plan to the contrary, the maximum number of shares of Common Stock that may be subject to Options granted to any one individual during any calendar year may not exceed 1,800,000 shares of Common Stock (as adjusted from time to time in accordance with the provisions of the Plan). The limitation set forth in the preceding sentence shall be applied in a manner that will permit compensation generated under the Plan to constitute "performance-based" compensation for purposes of Section 162(m) of the Code, including, without limitation, counting against such maximum number of shares, to the extent required under Section 162(m) of the Code and applicable interpretive authority thereunder, any shares subject to Options that are canceled or repriced.

         (b) GRANT OF OPTIONS. The Committee may from time to time grant Options to one or more Employees, Consultants, or Directors determined by it to be eligible for participation in the Plan in accordance with the terms of the Plan.

         (c) STOCK OFFERED. Subject to the limitations set forth in Paragraph V(a), the stock to be offered pursuant to the grant of an Option may be authorized but unissued Common Stock or Common Stock previously issued and outstanding and reacquired by the Company. Any of such shares which remain unissued and which are not subject to outstanding Options at the termination of the Plan shall cease to be subject to the Plan but, until termination of the Plan, the Company shall at all times make available a sufficient number of shares to meet the requirements of the Plan.

                                 VI. ELIGIBILITY

         Options may be granted only to persons who, at the time of grant, are Employees, Consultants, or Directors. An Option may be granted on more than one occasion to the same person, and, subject to the limitations set forth in the Plan, an award under the Plan may include an Incentive Stock Option, an Option that is not an Incentive Stock Option, or any combination thereof.

                                VII. OPTION TERMS

         (a) OPTION PERIOD. The term of each Option shall be as specified by the Committee at the date of grant, but in no event shall an Option be exercisable after the expiration of 10 years from the date of grant.

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         (b) LIMITATIONS ON EXERCISE OF OPTION. An Option shall be exercisable in whole or in such installments and at such times as determined by the Committee.

         (c) SPECIAL LIMITATIONS ON INCENTIVE STOCK OPTIONS. An Incentive Stock Option may be granted only to an individual who is employed by the Company or any parent or subsidiary corporation (as defined in Section 424 of the Code) of the Company at the time the Option is granted. To the extent that the aggregate Market Value (determined at the time the respective Incentive Stock Option is granted) of Common Stock with respect to which Incentive Stock Options are exercisable for the first time by an individual during any calendar year under all incentive stock option plans of the Company and its parent and subsidiary corporations exceeds $100,000, such Incentive Stock Options shall be treated as Options which do not constitute Incentive Stock Options. The Committee shall determine, in accordance with applicable provisions of the Code, Treasury Regulations and other administrative pronouncements, which of a Participant's Incentive Stock Options will not constitute Incentive Stock Options because of such limitation and shall notify the Participant of such determination as soon as practicable after such determination. No Incentive Stock Option shall be granted to an individual if, at the time the Option is granted, such individual owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or of its parent or subsidiary corporation, within the meaning of Section 422(b)(6) of the Code, unless (i) at the time such Option is granted the option price is at least 110% of the Market Value of the Common Stock subject to the Option and (ii) such Option by its terms is not exercisable after the expiration of five years from the date of grant. An Incentive Stock Option shall be exercisable during the Participant's lifetime only by such Participant or the Participant's guardian or legal representative.

         (d) OPTION AGREEMENT. Each Option shall be evidenced by an Option Agreement in such form and containing such provisions not inconsistent with the provisions of the Plan as the Committee from time to time shall approve, including, without limitation, provisions to qualify an Incentive Stock Option under Section 422 of the Code. Each Option Agreement shall specify the effect of termination of (i) employment, (ii) the consulting or advisory relationship, or
(iii) membership on the Board, as applicable, on the exercisability of the Option. An Option Agreement may provide for the payment of the option price, in whole or in part, by the delivery of a number of shares of Common Stock (plus cash if necessary) having a Market Value equal to such option price. Moreover, an Option Agreement may provide for a "cashless exercise" of the Option by establishing procedures satisfactory to the Committee with respect thereto. Further, an Option Agreement may provide for the surrender of the right to purchase shares under the Option in return for a payment in cash or shares of Common Stock or a combination of cash and shares of Common Stock equal in value to the excess of the Market Value of the shares with respect to which the right to purchase is surrendered over the option price therefor ("Stock Appreciation Rights"), on such terms and conditions as the Committee in its sole discretion may prescribe. In the case of any such Stock Appreciation Right that is granted in connection with an Incentive Stock Option, such right shall be exercisable only when the Market Value of the Common Stock exceeds the price specified therefor in the Option or the portion thereof to be surrendered. Finally, the Committee (concurrently with the grant of an Option or subsequent to such grant) may, in its sole discretion, provide in an Option Agreement respecting an Option that, if the Participant pays the Option exercise price in shares of Common Stock, upon the date of such payment a new option shall be granted under this Plan or under another available plan and the number of shares of Common Stock subject to such new option shall be equal to the number of shares of Common Stock tendered in payment (plus the number of any shares of Common Stock respecting the exercised Option retained (not in excess of the minimum required) to satisfy any tax withholding obligations); provided that such new option shall not be exercisable in any event after the original term of the exercised Option. The terms and conditions of the respective Option Agreements need not be identical. Subject to the consent of the Participant and the provisions of subparagraph (f) below, the Committee may, in its sole discretion, amend an outstanding Option Agreement from time to time in any manner that is not inconsistent with the provisions of the Plan (including, without limitation, an amendment that accelerates the time at which the Option, or a portion thereof, may be exercisable).

         (e) OPTION PRICE AND PAYMENT. The price at which a share of Common Stock may be purchased upon exercise of an Option shall be determined by the Committee but, subject to adjustment as provided in Paragraph VIII, such purchase price shall not be less than the Market Value of a share of Common Stock on the date such Option is granted. The Option or portion thereof may be exercised by delivery of an irrevocable notice of exercise to the Company, as specified by the Committee. The purchase price of the Option or portion thereof shall be paid in full in the manner prescribed by the Committee. Separate stock certificates shall be issued by the Company for those shares acquired pursuant to the exercise of an Incentive Stock Option and for those shares acquired pursuant to the exercise of any Option that does not constitute an Incentive Stock Option.

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         (f) RESTRICTIONS ON REPRICING OF OPTIONS. Except as provided in
Paragraph VIII, the Committee may not, without approval of the stockholders of the Company, amend any outstanding Option Agreement to lower the option price or cancel and replace any outstanding Option Agreement with Option Agreements having a lower option price unless the cancellation occurs in connection with a merger, acquisition or other similar corporate transaction.

         (g) STOCKHOLDER RIGHTS AND PRIVILEGES. The Participant shall be entitled to all the privileges and rights of a stockholder only with respect to such shares of Common Stock as have been purchased under the Option and for which certificates of stock have been registered in the Participant's name.

         (h) OPTIONS AND RIGHTS IN SUBSTITUTION FOR OPTIONS GRANTED BY OTHER EMPLOYERS. Options and Stock Appreciation Rights may be granted under the Plan from time to time in substitution for options held by individuals providing services to corporations or other entities who become Employees, Consultants, or Directors as a result of a merger or consolidation or other business transaction with the Company or any Affiliate.

                    VIII. RECAPITALIZATION OR REORGANIZATION

         (a) NO EFFECT ON RIGHT OR POWER. The existence of the Plan and the Options granted hereunder shall not affect in any way the right or power of the Board or the stockholders of the Company to make or authorize any adjustment, recapitalization, reorganization or other change in the Company's or any Affiliate's capital structure or its business, any merger or consolidation of the Company or any Affiliate, any issue of debt or equity securities ahead of or affecting Common Stock or the rights thereof, the dissolution or liquidation of the Company or any Affiliate or any sale, lease, exchange or other disposition of all or any part of its assets or business or any other corporate act or proceeding.

         (b) SUBDIVISION OR CONSOLIDATION OF SHARES; STOCK DIVIDENDS. The shares with respect to which Options may be granted are shares of Common Stock as presently constituted, but if, and whenever, prior to the expiration of an Option theretofore granted, the Company shall effect a subdivision or consolidation of shares of Common Stock or the payment of a stock dividend on Common Stock without receipt of consideration by the Company, the number of shares of Common Stock with respect to which such Option may thereafter be exercised (i) in the event of an increase in the number of outstanding shares shall be proportionately increased, and the purchase price per share shall be proportionately reduced, and (ii) in the event of a reduction in the number of outstanding shares shall be proportionately reduced, and the purchase price per share shall be proportionately increased. Any fractional share resulting from such adjustment shall be rounded up to the next whole share.

         (c) RECAPITALIZATIONS AND CORPORATE CHANGES. If the Company recapitalizes, reclassifies its capital stock, or otherwise changes its capital structure (a "recapitalization"), the number and class of shares of Common Stock covered by an Option theretofore granted shall be adjusted so that such Option shall thereafter cover the number and class of shares of stock and securities to which the Participant would have been entitled pursuant to the terms of the recapitalization if, immediately prior to the recapitalization, the Participant had been the holder of record of the number of shares of Common Stock then covered by such Option. Notwithstanding any provision in an Option Agreement or the Plan to the contrary, upon the occurrence of a Change in Control (as defined in clause (i), (ii), (iii) or (iv) below), each Option then outstanding that is held by an individual who is an Employee, Consultant or Director immediately prior to such Change in Control shall become fully vested and exercisable in full immediately prior to such Change in Control (or at such earlier time as may be specified by the Committee). Moreover, effective as of a date (selected by the Committee) within ten days after the approval by the stockholders of the Company of a Change in Control (as defined in clause (ii), (iii) or (iv) below), or within thirty days of a Change in Control (as defined in clause (i) below), the Committee, acting in its sole discretion without the consent or approval of any Participant, may effect one or more of the following alternatives with respect to the then outstanding Options held by Employees, Consultants or Directors which may vary among individual Participants and which may vary among Options held by any individual Participant: (1) accelerate the time at which such Options may be exercised or adjust the time period during which such Options may be exercised so that such Options may be exercised for a period of time on or before a specified date (before or after such Change in Control) fixed by the Committee, after which specified date all unexercised Options and all rights of Participants thereunder shall terminate, (2) require the mandatory surrender to the Company by Participants of some or all of such Options (irrespective of whether such Options are then exercisable under the provisions of the Plan) as of a date, before or after such Change in Control, specified by the Committee, in which event the Committee shall thereupon cancel such Options and pay (or cause to be paid) to each Participant an amount of cash per share equal to the excess of the amount calculated in Subparagraph (d) below (the "Change in Control Value") of the shares subject to such Option

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over the exercise price(s) under such Options for such shares, (3) make such adjustments to such Options as the Committee deems appropriate to reflect such Change in Control (provided, however, that the Committee may determine in its sole discretion that no adjustment is necessary to such Options) or (4) provide that, upon any exercise of an Option theretofore granted, the Participant shall be entitled to purchase under such Option, in lieu of the number of shares of Common Stock as to which such Option shall then be exercisable, the number and class of shares of stock or other securities or property (including, without limitation, cash) to which the Participant would have been entitled pursuant to the terms of the agreement effecting such Change in Control if, immediately prior to such Change in Control the Participant had been the holder of record of the number of shares of Common Stock as to which such Option is then exercisable. For purposes of Subparagraphs VIII(c) and VIII(d), a "CHANGE IN CONTROL" shall mean: (i) the acquisition, directly or indirectly, by any individual, entity or group within the meaning of Section 13(d)(3) or 14(d)(2) of the 1934 Act (a "Person"), except for an underwriter or group of underwriters in connection with a public offering of common stock, of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the 1934 Act) of 50% or more of either (x) the then-outstanding shares of Common Stock of the Company calculated in accordance with Rule 13d-3 (the "Outstanding Common Stock") or (y) the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors (the "Outstanding Voting Securities"), in each case other than acquisitions of beneficial ownership by (I) the Company and its subsidiaries, (II) any employee benefit plan sponsored or maintained by the Company or any Person organized, established or appointed pursuant to the terms of any such employee benefit plan or (III) any acquisition by any Person pursuant to a transaction that complies with items (x), (y) and (z) of clause (ii) below; (ii) consummation of a merger of the Company with another entity, a consolidation involving the Company, a share exchange involving the Company, or the sale, lease or exchange of all or substantially all of the assets of the Company (each a "Business Combination") unless, in any such case, immediately following such Business Combination, (x) the Persons who were the beneficial owners, respectively, of the Outstanding Common Stock and Outstanding Voting Securities immediately prior to such Business Combination beneficially own, directly or indirectly, more than 50%, respectively, of the then outstanding equity securities and 50% of the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors (or comparable governing body), as the case may be, of the Resulting Person (as defined below) of such Business Combination in substantially the same proportions as their beneficial ownership immediately prior to such Business Combination; provided, however, that for purposes of this item (x), any shares of equity securities or voting securities of the Resulting Person received or otherwise owned by such beneficial owners in such Business Combination other than as a result of such beneficial ownership of Outstanding Common Stock or Outstanding Voting Securities immediately prior to such Business Combination shall not be considered to be owned by such beneficial owners for the purposes of calculating their percentage of ownership of the outstanding equity securities and voting power of the Resulting Person, (y) no Person (excluding any Resulting Person from such Business Combination or any employee benefit plan sponsored or maintained by the Company or such Resulting Person or any Person organized, established or appointed pursuant to the terms of any such employee benefit plan) beneficially owns, directly or indirectly, 30% or more, respectively, of the then-outstanding equity securities of the Resulting Person or the combined voting power of the then-outstanding voting securities of the Resulting Person unless such ownership existed immediately prior to the Business Combination and (z) immediately following such Business Combination at least a majority of the members of the Board of Directors (or comparable governing body) of the Resulting Person were members of the Incumbent Board (as defined in clause (iii) below) at the time of the execution of the initial agreement or other action by the Board providing for such Business Combination; (iii) as a result of or in connection with a contested election of the Board, individuals who constituted the Board before such event (the "Incumbent Board") (provided that any individual becoming a director subsequent to such date whose appointment or whose nomination for election by the Company's stockholders was approved by a vote of at least a majority of the directors then comprising the Incumbent Board shall be considered as though such individual were a member of the Incumbent Board), shall cease for any reason to constitute at least a majority of the Board; or (iv) approval by the stockholders of the Company of a complete liquidation or dissolution of the Company pursuant to the corporation laws of its jurisdiction of incorporation. For purposes of the preceding sentence, "Resulting Person" in the context of a Business Combination that is a merger or consolidation shall mean the surviving Person unless the surviving Person is or shall become a subsidiary of another Person and the holders of Outstanding Common Stock or Outstanding Voting Securities receive securities of such other Person in such Business Combination, in which event the Resulting Person shall be such other Person.

         (d) CHANGE IN CONTROL VALUE. For the purposes of clause (2) in Subparagraph (c) above, the "Change in Control Value" shall equal the amount determined in clause (i), (ii) or (iii), whichever is applicable, as follows:
(i) the per share price offered to stockholders of the Company in any merger, consolidation, share exchange or sale, lease or exchange of all or substantially all of the assets of the Company, complete liquidation or dissolution of the Company,

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(ii) the price per share offered to stockholders of the Company in any tender offer or exchange offer whereby a Change in Control takes place, or (iii) if such Change in Control occurs other than pursuant to a tender or exchange offer, the fair market value per share of the shares into which such Options being surrendered are exercisable, as determined by the Committee as of the date determined by the Committee to be the date of cancellation and surrender of such Options. In the event that the consideration offered to stockholders of the Company in any transaction described in this Subparagraph (d) or Subparagraph
(c) above consists of anything other than cash, the Committee shall determine the fair cash equivalent of the portion of the consideration offered which is other than cash.

         (e) OTHER CHANGES IN THE COMMON STOCK. In the event of changes in the outstanding Common Stock by reason of recapitalizations, reorganizations, mergers, consolidations, combinations, split-ups, split-offs, spin-offs, exchanges or other relevant changes in capitalization or distributions to the holders of Common Stock occurring after the date of the grant of any Option and not otherwise provided for by this Paragraph VIII, such Option and the related Option Agreement shall be subject to adjustment by the Committee at its discretion as to the number and price of shares of Common Stock or other consideration subject to such Option. In the event of any such change in the outstanding Common Stock or distribution to the holders of Common Stock, or upon the occurrence of any other event described in this Paragraph VIII, the aggregate number of shares available under the Plan and the maximum number of shares that may be subject to Options granted to any one individual shall be appropriately adjusted to the extent, if any, determined by the Committee, whose determination shall be conclusive.

         (f) STOCKHOLDER ACTION. Any adjustment provided for in the above Subparagraphs shall be subject to any required stockholder action with respect to the event causing the adjustment.

         (g) NO ADJUSTMENTS UNLESS OTHERWISE PROVIDED. Except as hereinbefore expressly provided, the issuance by the Company of shares of stock of any class or securities convertible into shares of stock of any class, for cash, property, labor or services, upon direct sale, upon the exercise of rights or warrants to subscribe therefor, or upon conversion of shares or obligations of the Company convertible into such shares or other securities, and in any case whether or not for fair value, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number of shares of Common Stock subject to Options theretofore granted or the purchase price per share.

                    IX. AMENDMENT AND TERMINATION OF THE PLAN

         The Board in its discretion may terminate the Plan at any time with respect to any shares of Common Stock for which Options have not theretofore been granted. The Board shall have the right to alter or amend the Plan or any part thereof from time to time; provided that no change in the Plan may be made that would impair the rights of a Participant with respect to an Option theretofore granted without the consent of the Participant, and provided, further, that the Board may not, without approval of the stockholders of the Company, (a) amend the Plan to increase the maximum aggregate number of shares that may be issued under the Plan or change the class of individuals eligible to receive Options under the Plan, or (b) amend or delete Paragraph VII(f).

                                X. MISCELLANEOUS

         (a) NO RIGHT TO AN OPTION. Neither the adoption of the Plan nor any action of the Board or of the Committee shall be deemed to give an Employee, Consultant, or Director any right to be granted an Option or any other rights hereunder except as may be evidenced by an Option Agreement duly executed on behalf of the Company, and then only to the extent and on the terms and conditions expressly set forth therein. The Plan shall be unfunded. The Company shall not be required to establish any special or separate fund or to make any other segregation of funds or assets to assure the performance of its obligations under any Option Agreement.

         (b) NO EMPLOYMENT/MEMBERSHIP RIGHTS CONFERRED. Nothing contained in the Plan shall (i) confer upon any Employee or Consultant any right with respect to continuation of employment or of a consulting or advisory relationship with the Company or any Affiliate or (ii) interfere in any way with the right of the Company or any Affiliate to terminate his or her employment or consulting or advisory relationship at any time. Nothing contained in the Plan shall confer upon any Director any right with respect to continuation of membership on the Board.

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         (c) OTHER LAWS; WITHHOLDING. The Company shall not be obligated to issue any Common Stock pursuant to any Option granted under the Plan at any time when the shares covered by such Option have not been registered under the Securities Act of 1933, as amended, and such other state and federal laws, rules and regulations as the Company or the Committee deems applicable and, in the opinion of legal counsel for the Company, there is no exemption from the registration requirements of such laws, rules and regulations available for the issuance and sale of such shares. No fractional shares of Common Stock shall be delivered, nor shall any cash in lieu of fractional shares be paid. The Company shall have the right to deduct in connection with all Options any taxes required by law to be withheld and to require any payments required to enable it to satisfy its withholding obligations. The Committee may determine the manner in which such tax withholding may be satisfied, and may permit shares of Common Stock (together with cash, as appropriate) to be used to satisfy required tax withholding based on the Market Value per Share of any such shares of Common Stock, as of the date of delivery of shares in satisfaction of the applicable Option; provided that election by any participant who is subject to Section 16 of the Exchange Act may only be made during the permissible trading period pursuant to applicable Company policy.

         (d) NO RESTRICTION ON CORPORATE ACTION. Nothing contained in the Plan shall be construed to prevent the Company or any Affiliate from taking any action which is deemed by the Company or such Affiliate to be appropriate or in its best interest, whether or not such action would have an adverse effect on the Plan or any Option. No Participant, beneficiary or other person shall have any claim against the Company or any Affiliate as a result of any such action.

         (e) RESTRICTIONS ON TRANSFER. An Incentive Stock Option shall not be transferable otherwise than by will or the laws of descent and distribution. An Option that does not constitute an Incentive Stock Option shall not be transferable otherwise than (i) by will or the laws of descent and distribution,
(ii) pursuant to a qualified domestic relations order as defined by the Code or Title I of the Employee Retirement Income Security Act of 1974, as amended, or the rules thereunder, (iii) with respect to Options other than Incentive Stock Options, if such transfer is permitted in the sole discretion of the Committee, by transfer by a Participant to a member of the Participant's Immediate Family, to a trust solely for the benefit of the Participant and the Participant's Immediate Family, or to a partnership or limited liability company whose only partners or shareholders are the Participant and members of the Participant's Immediate Family, with the consent of the Committee, or (iv) with the consent of the Committee.

         (f) SECTION 162(m). It is intended that the Plan comply fully with and meet all the requirements of Section 162(m) of the Code so that Options granted hereunder shall constitute "performance-based" compensation within the meaning of such section. If any provision of the Plan would disqualify the Plan or would not otherwise permit the Plan to comply with Section 162(m) as so intended, such provision shall be construed or deemed amended to conform to the requirements or provisions of Section 162(m); provided that no such construction or amendment shall have an adverse effect on the economic value to a Participant of any Option previously granted hereunder.

         (g) GOVERNING LAW. THE PLAN SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF DELAWARE, WITHOUT REGARD TO CONFLICTS OF LAW PRINCIPLES THEREOF.

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